Exhibit 99.1

ASTRONICS

Astronics Investor Presentation
January 2026



Nasdaq: ATRO

ELEVATING innovation

Peter J. Gundermann, Chairman, President & CEO
Nancy L. Hedges, Vice President & CFO

astronics.com

Safe Harbor Statement

This presentation contains forward-looking statements as defined by the Securities Exchange Act of 1934. One can identify these forward-looking statements by the use of the words "expect," "anticipate," "plan," "may," "will," "estimate," "feeling" or other similar expressions and include all statements with regard to the Company's preliminary unaudited revenue and bookings for the fourth quarter of 2025 and full year 2025, 2026 revenue expectations, the amount of capital expenditures for 2025, the amount of the impact of tariffs on costs for materials to the Company and level of mitigation potential with respect thereto, the amount of backlog to be recognized as revenue over the next twelve months, the strength and length of time associated with tailwinds for the Aerospace segment, the achievement of profitability in the Test segment, the level of operating leverage the business can obtain and statements regarding the strategy of the Company and its outlook. Forward-looking statements also include all statements related to achieving any revenue or profitability expectations, expectations of continued growth, the level of liquidity, the level of cash generation, the level of demand by customers and markets and the amount of expected capital expenditures. Because such statements apply to future events, they are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the statements. Important factors that could cause actual results to differ materially from what may be stated here include the trend in growth with passenger power and connectivity on airplanes, the state of the aerospace and defense industries, the market acceptance of newly developed products, internal production capabilities, the timing of orders received, the status of customer certification processes and delivery schedules, the demand for and market acceptance of new or existing aircraft which contain the Company's products, the impact of regulatory activity and public scrutiny on production rates of a major U.S. aircraft manufacturer, the need for new and advanced test equipment, customer preferences and relationships, the effectiveness of the Company's supply chain, and other factors which are described in filings by Astronics with the Securities and Exchange Commission. Except as required by applicable law, the Company assumes no obligation to update forward-looking information in this presentation whether to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial conditions or prospects, or otherwise.

Non-GAAP Financial Measures

This presentation will discuss some non-GAAP ("adjusted") financial measures which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The non-GAAP ("adjusted") measures are notated and we have provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

ASTRONICS astronics.com 2

Astronics Corporation (Nasdaq: ATRO)

INNOVATION. COLLABORATION. SUCCESS.

Astronics serves the world's aerospace, defense, and other mission critical industries with proven, innovative technology solutions. Our strategy is to grow value by developing technologies, organically or through acquisition, for our targeted markets.



Market Cap	$2.4 billion	Shares Out – Common	31.6 million
Recent Price	$71.58	Shares Out – Class B	4.0 million
52-Week Range (high/low)	$71.58/ $15.49	Institutional ownership	84.6%
Average Daily Volume (3 mos.)	769,600	Insider ownership	9.1%
Established/IPO	1968/1972	Index membership	Russell 3000®/2000®

Market data as of January 14, 2026 [Source: FactSet]; Shares Outstanding as of October 30, 2025; Ownership as of most recent filings

ASTRONICS astronics.com 3

Solid Franchise with Leading Market Positions

TTM Q3 25 Sales:
$830.6 million


Aerospace
Test Systems
8%
92%


Commercial Aerospace
General Aviation
Defense & Government*
Other 2%
21%
8%
69%

Commercial Aerospace
~50/50 Line Fit/Retrofit
~50/50 Narrowbody/Widebody

*Includes Test and Aerospace sales

ASTRONICS astronics.com 4

Recovery Complete: Entering Next Phase of Growth

($ in millions)

Revenue 2019 to 2026E


$773
80.1
692.6
$503
84.6
418.0
$445
79.7
365.2
$535
73.7
461.2
$689
84.4
604.8
$795
88.7
706.7
$860
$950 to $990
2019
2020
2021
2022
2023
2024
2025 Prelim*
2026E*
Test Systems
Aerospace

Bookings


$557.3
$68.4
$488.9
$685.4
$86.4
$599.0
$723.7
$59.9
$663.8
$808.1
$75.4
$732.7
$924.0
2021
2022
2023
2024
2025 Prelim*

Backlog


$395.8
$81.0
$314.8
$546.3
$93.7
$452.6
$586.5
$75.0
$511.5
$599.2
$61.7
$537.6
$669.0
2021
2022
2023
2024
2025 Prelim*

*Preliminary revenue, bookings and backlog provided January 8, 2026. Preliminary backlog includes estimated backlog from Oct. 2025 acquisition of Buhler Motor Aviation.
Segment sales tally may differ due to rounding.

ASTRONICS astronics.com 5

Astronics Strategic Thrusts

Elevating Innovation

PRODUCT LINES

- Electrical Power & Motion
- Lighting & Safety
- Avionics/Systems Certification
- Structures
- Test Solutions
- Other

STRATEGIC THRUSTS


TTM Q3 25 Sales: $830.6 million
Flight Critical Electrical Power
9%
52%
Inflight Entertainment & Connectivity (IFEC)
24%
8% All Other
8%
Aircraft Lighting & Safety
Test Solutions

ASTRONICS astronics.com 6



Aircraft Inflight Entertainment & Connectivity


Aircraft Data Systems
IFC Outside Airframe Equipment
Power for Passengers and Crew
Inflight Entertainment Systems Hardware

astronics.com 7

IFEC: IN-SEAT POWER SYSTEM (ISPS)

- » In-seat power, line-fit and retrofit, now powering 2+ million seats on over 290 airlines worldwide
- » System provides power to personal electronics and seat-back displays
- » High barriers to entry: ~90%+ market share
- » ASP: ~$550-$850 per seat
- » Market penetration seats*: ~90% wide body and ~65% narrow body




EMPOWER®



*Company estimates on installed global fleet

ASTRONICS astronics.com 8

Lighting & Safety Solutions Cabin Emergency / Safety Systems Exterior Cockpit 9 astronics.com 10 Aircraft Lighting Systems Industry Leader in Aircraft Lighting Illuminating commercial, business and military aircraft, including Airbus, Boeing, Embraer, Lockheed and Textron A complete array of innovative, lightweight, reliable, solid-state lighting systems Products » Exterior lighting systems » Cabin lighting systems » Cockpit lighting systems Markets » Commercial transport » Military » Business and general aviation Flight Critical Electrical Power astronics.com 11 The technology for the future of small aircraft: Solid-state power distribution systems replace extensive wiring and traditional electromechanical components with modular electronics and software Selected for the U.S. Army Future Long-Range Assault Aircraft (FLRAA) program » Intelligent systems for power generation, distribution and conversion » Increased reliability » Reduced weight » Automation, flexibility » Lower life cycle cost » Reduces pilot workload First Mover Advantage: Establishing leadership in small aircraft airframe power astronics.com 12 Addressing Trends: Modernization of Aircraft Clean, Streamlined Cockpit Modern Cockpit with Electronic Circuit Breakers Pilatus PC-24 Traditional Cockpit with Mechanical Circuit Breakers Learjet 45

Flight Critical Electrical Power Programs of Record

Electronic Circuit Breaker Units and Long-Life Starter Generator

Announced Program Wins

» Daher TBM 900
» Bell 505, 525
» Pilatus PC-24
» Beechcraft Denali
» FLRAA: Bell V-280 Valor*
» Boeing MQ-25 Stingray

*Future Long-Range Assault Aircraft (FLRAA)



ASTRONICS

astronics.com 13

U.S. Army Future Long-Range Assault Aircraft Program

Employs Astronics CorePower® family of solutions

Selected by Bell Textron to Develop Electrical Power Distribution System for MV-75

- With roughly twice the range and twice the speed, the MV-75 brings unmatched combat capability to the war fighter
- First flight expected in 2026; evaluating acceleration of program
- $70B program across lifespan potentially replaces 2,000 Black Hawk utility helicopters
- Expect Astronics' shipset content of approximately $1 million

CorePower Benefits

» Clean, intelligent, and efficient power to improve aircraft performance
» Reduces overall system weight
» Supports the U.S. Army Modular Open Systems Architecture (MOSA) initiatives

Currently in engineering and development

» ~$100 million development effort 2024 through mid-2027



ASTRONICS

14

Flight Critical Electrical Power

Emerging Market Opportunities with Drones and eVTOL Aircraft





Drones

» Generators, Primary & Secondary Power Distribution
» Electronic Circuit Breakers & High Reliability Generation
» 28 & 270 Volt DC typical
» Ideal for remotely controlled & autonomous aircraft
» Numerous development programs underway
» Typical shipset content $60k to $300k

eVTOL

» Power Conversion, Secondary Distribution, System Control
» Electronic Circuit Breakers, Dissimilar Topologies
» 800 to 1000 Volt DC
» Expertise in certification of safety critical aircraft components
» Numerous development programs underway
» Typical shipset content $50k to $100k

ASTRONICS

astronics.com 15

Aerospace

Well Positioned on Wide Range of High-Profile Aircraft

BFE: Buyer-Furnished Equipment

Transport	Business Aircraft	Military
777/777X • ~$325K in content (PSUs, fuel access doors, exterior, cockpit and emergency exit lighting) • ~$350K in IFEC content (BFE)	Embraer Phenom 100/300 • Exterior lighting	F-35 JSF • ~$100K in content (Exterior lighting system, lighting controls)
737 • ~$100K in content (PSUs, fuel access doors, exterior and cockpit lighting) • Potential $100K to $150K IFEC content (BFE)	Cessna Citation • Exterior and cockpit lighting	UH-60 Blackhawk • Exterior & cockpit lighting
787 • ~$65K in content (fuel access doors, lighting) • ~$200K in IFEC content (BFE)	Beechcraft Denali • $85K in content (Induction starter generator, electronic circuit breakers and passenger power)	Bell V280/MV-75: FLRAA program • ~$1M in content (Airframe power, lighting & safety)
A350 • ~$50K in content (Emergency exit lighting) • ~$200K in IFEC content (BFE)	Pilatus PC-24 • $170K in content (Airframe power and induction starter generator)	Boeing MQ-25 Stingray • ~$230K in content (Airframe power, exterior lighting)
A320 & other narrow body Airbus/Boeing aircraft • Potential $100K to $150K IFEC content (BFE)	Bell 505 • Airframe power, lighting & safety	
A220 • ~$100K in content (PSUs, cockpit lighting) • Potential $100K to $150K IFEC content (BFE)	eVTOL Aircraft • $50K to $100K, subject to number of loads and architecture: conversion, distribution and/or control	
Embraer E2 • ~$65K in content (PSUs, emergency lighting) • Potential $75K to $125K IFEC (BFE)		

ASTRONICS

astronics.com 16

Tuck-in Acquisitions
Adding capabilities and expanding market share

Augments FAA Certification Services

- Acquired Envoy Aerospace June 2025
- Adds FAA Organization Designation Authorization
  - Streamlines certification process
  - Benefit from pent up certification demand for connectivity, cabin reconfigurations and lease returns
- Purchase price ~$8 million including $1.8 million in earnout

Expands Market Position in Premium Seating Motion Control

- Acquired Bühler Motor Aviation in October 2025
- Captures larger share of seat motion actuation market
  - 2/3 of market self served through vertical integration
  - Combination makes ATRO leader in remaining 1/3 of market
- Expect $20 million to $25 million in revenue in 2026
- Cash purchase price of ~$18 million



ASTRONICS

astronics.com 17

Test Systems: A&D, Transit and Radio
Testing for Mission-Critical Industries

Award-winning test solutions

- Validate operating performance on multiple top-priority defense communications and weapons systems platforms
- Executing on $40 million, 5-year IDIQ contract for the U.S. Marine Corps' Handheld Radio Test Sets program
- Expect production order for ~$215 million, 5-year IDIQ contract for the U.S. Army Radio Test Set 4549/T in 1H 2026
- Diversified into metro rail test system support:
  - MARTA and NYCT: Train manufacturers - Stadler and Kawasaki
  - Metro programs challenged with mass transit budget issues, contract structure and drawn-out development program

Restructured business to deliver profitability

- Closed three facilities in 2024
- Restructuring brought business to about breakeven at just ~$19 million in sales
- Expect 2026 Test revenue around $90 million to $100 million including approximately $20 million for 4549/T program

Solutions Designed for the Unique Requirements of Mass Transit


Testing the Functional Railcar
HVAC systems
Braking systems
High power propulsion systems
High power inverter controllers
IGBTs
Additional systems
Testing the Connected Railcar
Command and telemetry systems
Communications systems
Computer-Based Train Control (CTBC) systems
Positive Train Control (PTC) systems



Freedom 2 Universal Functional Tester



Next-gen radio test set that combines 16+ field test capabilities in one device

ASTRONICS

astronics.com 18

ASTRONICS

FINANCIALS



INNOVATION. COLLABORATION. SUCCESS.

Sales, Bookings & Backlog
($ in millions)

Sales


$203.7
$26.1
$177.6
Q3 24
$208.5
$20.0
$188.5
Q4 24
$205.9
$14.6
$191.4
Q1 25
$204.7
$11.1
$193.6
Q2 25
$211.4
$18.7
$192.7
Q3 25
$236 to $239
Q4 25 Prelim*
Test Systems
Aerospace

Bookings


$189.2
$15.6
$173.6
Q3 24
$195.9
$13.4
$182.5
Q4 24
$279.7
$12.0
$267.7
Q1 25
$177.0
$26.4
$150.6
Q2 25
$210.4
$18.5
$191.9
Q3 25
~$257
Q4 25 Prelim*

Backlog


$611.9
$68.2
$543.6
Q3 24
$599.2
$61.7
$537.6
Q4 24
$673.0
$59.1
$613.9
Q1 25
$645.4
$74.5
$570.9
Q2 25
$646.7
$74.3
$572.5
Q3 25
~$669*
Q4 25 Prelim*

*Preliminary revenue, bookings and backlog provided January 8, 2026. Preliminary backlog includes estimated backlog from Oct. 2025 acquisition of Buhler Motor Aviation
Segment sales tally may differ due to rounding.

ASTRONICS

astronics.com 20

Profit and Margins

($ in millions) GAAP Non-GAAP

Gross Profit and Margin



$55.2
29.3%
Q3 24
$62.1
31.0%
Q4 24
$60.9
29.5%
Q1 25
$52.8
29.2%
Q2 25
$64.5
30.5%
Q3 25

Operating Profit & Adj. Operating Profit & Margin[1]



$12.6
6.4%
$7.6
Q2 24
$19.6
9.6%
$8.4
Q3 24
$23.8
11.4%
$8.9
Q4 24
$22.6
11.0%
$13.1
Q1 25
$18.3
8.9%
$4.8
Q2 25
$25.9
12.3%
$23.1
Q3 25

Margin Expansion on Volume, Price, Productivity

- » Strong operating leverage on growing volume
  - » Aerospace Segment achieved 45% operating leverage in quarter on higher volume; 50% ytd
  - » More than offset $4 million tariff impact
  - » Lower litigation expense reduced SG&A to 14.8% of sales in historic range of 14% to 15% of sales
  - » R&D at normalized 5% of sales, subject to new opportunities
- » Operational improvements
  - » Test segment achieved breakeven in Q3 and expected to improve in Q4

[1]Adjusted gross profit and margin and adjusted operating profit and margin are non-GAAP financial measures. Please see supplemental slides for a reconciliation of these measures and other important disclosures regarding the use of non-GAAP financial metrics.

*During the first quarter of 2025, the Company changed the presentation of research and development costs. These costs were previously included within Cost of Products Sold and were a factor in arriving at Gross Profit and are now excluded in all periods presented for comparability purposes.

ASTRONICS astronics.com 21

EPS and EBITDA

($ in millions; except EPS)

Net Loss and Diluted EPS



($11.7)
($11.1)
Q3 24
Q3 25
($0.34)
($0.31)
($0.3)
($13.4)
9 Mos. 24
9 Mos. 25
($0.38)
($0.01)

Adj. Net Income and Adj. Diluted EPS[1]



$12.2
$19.4
Q3 24
Q3 25
$0.34
$0.49
$21.3
$50.1
9 Mos. 24
9 Mos. 25
$0.60
$1.28

Adjusted EBITDA[1] and Margin



$27.1
$32.7
Q3 24
Q3 25
13.3%
15.5%
$64.9
$88.9
9 Mos. 24
9 Mos. 25
11.1%
14.3%

[1]Adjusted EBITDA, adj. net income and adj. diluted EPS are a non-GAAP financial measures. Please see supplemental slides for a reconciliation of these measures and other important disclosures regarding the use of non-GAAP financial metrics. These metrics are as stated in Q1 2025 and are not restated to reflect the impact of the recent Convertible Senior Notes offering.

ASTRONICS astronics.com 22

Cash Flow and Capital Structure

($ in millions)

Cash Flow	Three Months Ended		Nine Months Ended	
	9/27/25	9/28/24	9/27/25	9/28/24
Net cash provided by operating activities	$ 34.2	$8.5	$ 47.2	$ 4.1
Capital expenditures	(13.2)	(1.9)	(19.9)	(5.2)
Free cash flow (FCF)[1] (Non-GAAP)	$ 21.0	$ 6.6	$ 27.3	$ (1.1)

Capitalization	at	
	9/27/25	9/28/24
Cash and Equivalents (incl. restricted)	$ 19.6	$ 18.4
Total Debt	334.0	168.7
Shareholders' equity	108.9	256.1
Total capitalization	$ 442.9	$ 424.8

[1]Free cash flow is a non-GAAP financial measures defined as cash from operations less capital expenditures. The Company believes this frequently used metric is helpful to understand the Company's performance.

[2]Available liquidity as of November 4, 2025

Strong Liquidity & Financial Flexibility

- » 2025 capex expected to be $40 million to $50 million for consolidation and capacity expansion in Redmond operations
  - » Expect to be FCF positive for the year
- » Financing actions reduce cost of debt, add liquidity and improve flexibility
  - » $225 million convertible note at 0.0% with capped call at $83.41
  - » $300 million senior secured cash flow revolver (currently SOFR + 200 bps)
- » $169 million in total liquidity[2]
  - » $160 million available on revolver + $9 million in available cash)
- » Decline in shareholders' equity result of premium paid on repurchase of 5.5% Notes and purchase of capped call on new 0% Notes

ASTRONICS astronics.com 23

New 0% Convertible Senior Notes

Capped call increases conversion price 90%

5-Year 0% Convertible Note and Capped Call	
Issuance and maturity	$225.0 million / January 15, 2031
Annual coupon	0.00%
Conversion prem and price	25.0% and $54.87
Settlement method	Net share settlement (4.1 million underlying shares)
Capped Call upper strike (Up % / $)	90% / $83.41
Capped Call Net cost (% of deal size / $mm)	11.95% / $26.9 million

- ✓ Why the second convert?
  - + $165M 5.5% 2030 Notes were deep in the money
  - + Favorable market conditions
- ✓ Issued $225M 2031 0% Notes, borrowed $85M from ABL and used $11M of cash on hand
- ✓ Repurchased 80% of 5.5% 2030 Notes for $286 million
  - + Removed ~$132 million in principal equating to ~5.8 million underlying shares
- ✓ Resulting potential share dilution
  - + 1.4 million potential share dilution with remaining $33 million of 5.5% 2030 Notes
  - + No potential dilution on new 0% Notes until stock price exceeds $83.41
- ✓ Dilution impact on GAAP EPS
  - + No dilution on 0% 2031 Notes until stock price exceeds $54.87; then only shares associated with premium given net share settlement
  - + 1.4 million shares for remaining 5.5% 2030 Notes

ASTRONICS astronics.com 24

ASTRONICS

Astronics Investor Presentation
January 2026



Nasdaq: ATRO

ELEVATING innovation

Peter J. Gundermann, Chairman, President & CEO
Nancy L. Hedges, Vice President & CFO

astronics.com

Astronics Corporation

SUPPLEMENTAL INFORMATION



INNOVATION. COLLABORATION. SUCCESS.

ASTRONICS astronics.com 26

Dilution Impact from Astronics' New Convertible and Capped Call

Net share settlement and capped call will have the effect of increasing the "no dilution point" of the convertible to $83.41

Stock Price at Maturity	Potential Dilution from Existing 2024 Convertible Bond	Potential Dilution Repurchased From Existing Convertible	New 2025 Convertible Bond - Potential Dilution on Premium Above Conversion Price	Shares Receivable from Capped Call Hedge	Net Potential Share Dilution on New 2025 Convertible Bond	Total Potential Share Dilution After Repurchase
$43.8974	7.2	(5.8)	0.0	0.0	0.0	1.4
$50.00	7.2	(5.8)	0.0	0.0	0.0	1.4
$60.00	7.2	(5.8)	0.4	(0.4)	0.0	1.4
$70.00	7.2	(5.8)	0.9	(0.9)	0.0	1.4
$80.00	7.2	(5.8)	1.3	(1.3)	0.0	1.4
$90.00	7.2	(5.8)	1.6	(1.3)	0.3	1.7
$100.00	7.2	(5.8)	1.9	(1.2)	0.7	2.1
$110.00	7.2	(5.8)	2.1	(1.1)	1.0	2.4
$120.00	7.2	(5.8)	2.2	(1.0)	1.3	2.7
$130.00	7.2	(5.8)	2.4	(0.9)	1.5	2.9
$140.00	7.2	(5.8)	2.5	(0.8)	1.7	3.1

As part of this transaction, Astronics removed ~5.8mm of shares underlying the existing convertible notes through an all-cash repurchase.

Share Dilution Removed
= ~$132mm Principal Repurchased
/ $22.89 existing conversion price

As the cash repurchase of the existing notes is equivalent to a leverage-friendly share repurchase, Astronics further mitigates overall dilution

By structuring the new convertible notes with Net Share Settlement, Astronics will only incur share dilution for the in-the-money amount upon conversion

If the Company did not have a capped call in place, this would also represent the economic dilution

Net Share Dilution from the Convertible = 4.1mm x (Stock Price – Conversion Price) / Stock Price [1]

Astronics owns capped call options that provide actual share dilution protection benefit from $54.87 to $83.41

Increases the effective conversion price to $83.41

However, under GAAP, capped call benefits are anti-dilutive and cannot be used to reduce the dilutive impact from the convertible until maturity / settlement

As a result, GAAP EPS dilution under Treasury Stock Method begins from $54.87

Taking into account (1) Net Share Settlement where Astronics repays the principal amount in cash and only delivers in-the-money amount in shares and (2) capped call benefits, actual share dilution starts only from $83.41. Above this point, dilution is gradual and calculated under Treasury Stock Method

Some companies report this dilution in the adjusted EPS as it shows the actual economic reality of the convertible dilution

(1) Zero if stock price is below conversion price..

ASTRONICS 27

Extensive List of Customers
Representative List

280+ Airlines
Airbus
AMAC Aerospace
Bell Helicopter
Boeing
Bombardier
Cessna
Cirrus Aircraft
Collins Aerospace
Comlux
Dassault Aviation
Delta Flight Products
Embraer
General Dynamics
Gulfstream
Honda Aircraft
Honeywell
Hughes
Intelsat
Jet Aviation
Kawasaki
L3Harris
Leonardo
Lockheed Martin
NASA
Northrup Grumman
Panasonic Avionics
Pilatus
Raytheon Technologies
Safran
Sikorsky
Textron Aviation
Thales
Thompson Aero Seating
U.S. Army/Navy/Air Force/Marines
Viasat



ASTRONICS astronics.com 28

Created a Portfolio for Growth

PECO Manufacturing
- » July 2013
- » Aerospace: Manufacturing Services

PGA Avionics
- » December 2013
- » Aerospace: Power, Executive

Armstrong Aerospace
- » January 2015
- » Aerospace: Systems Certification, Power

Telefonix PDT
- » December 2017
- » Aerospace: Connectivity

Freedom Communication Technologies
- » July 2019
- » A&D Test

2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019

AeroSat
- » October 2013
- » Aerospace: Connectivity

EADS N.A. Test
- » February 2014
- » Semiconductor and A&D Test

Custom Control Concepts
- » April 2017
- » Aerospace: Executive

Sale of Semi Test Business
- » February 2019
- » Semiconductor Test

Diagnosys Test Systems
- » October 2019
- » A&D Test

ASTRONICS

astronics.com 29

Select Competitors

ELECTRICAL POWER	» Airbus KID – Systeme » Burrana » Collins Aerospace » Crane Aerospace	» Meggitt » Safran » Ametek » Transdigm
LIGHTING & SAFETY	» Safran » Honeywell » Transdigm » Collins Aerospace	» Whelan » Diehl Aerospace
AVIONICS	» Kontron » Panasonic	
TEST SOLUTIONS	» Viavi » Lockheed » National Instruments	» Teradyne » Ametek » Keysight » Rhode & Schwartz

ASTRONICS

Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA

	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025
GAAP Consolidated Net Income (Loss)	($ 11,738)	($ 2,832)	$ 9,528	$ 1,314	$ (11,098)
Interest expense	6,217	4,166	3,150	3,097	2,920
Income tax expense (benefit)	6,565	3,408	646	537	(1,226)
Depreciation and amortization	6,041	5,894	5,588	5,378	5,163
Equity-based compensation expense	1,772	2,157	2,345	1,557	1,439
Early retirement penalty waiver	-	624	-	-	-
Non-cash 401K contribution and quarterly bonus accrual[1]	-	-	-	-	-
Simplification and restructuring initiatives	259	1,411	279	6,229	359
Legal reserve, settlements and recoveries	(332)	4,762	6,228	3,504	-
Litigation related legal expenses	5,558	6,066	2,975	2,753	1,270
Acquisition-related expenses	-	-	-	-	1,247
Loss on settlement of debt	6,987	3,161	-	-	32,644
Non-cash reserves for customer bankruptcy	2,203	1,032	-	-	-
Warranty reserve	3,527	1,690	-	1,039	-
Adjusted EBITDA	$ 27,059	$ 31,539	$ 30,739	$ 25,408	$ 32,718

Reconciliation to Non-GAAP Performance Measures

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, non-cash equity-based compensation expense, goodwill, intangible and long-lived asset impairment charges, equity investment income or loss, legal reserves, settlements and recoveries, restructuring charges, loss on extinguishment of debt, unusual specific warranty reserves, and customer bankruptcy reserve) which is a non-GAAP measure. The Company's management believes Adjusted EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the performance of its core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, equity-based compensation expense, goodwill, and other items as noted previously which are not commensurate with the core activities of the reporting period in which it is included. As such, the Company uses Adjusted EBITDA as a measure of performance when evaluating its business and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

[1] The sum of the four discrete quarters for the year ended December 31, 2024, does not sum to the zero-balance shown for the full year. In the first quarter of 2024, it was assumed that annual incentive compensation would be paid in stock, and thus such amount ($1.4 million) was presented as an addback for Adjusted EBITDA purposes. In the fourth quarter of 2024, it was concluded that all annual incentive compensation amounts would be paid in cash, and thus the addback for the full year has been eliminated. A reconciling adjustment has not been made to the quarter ended December 31, 2024, as it is deemed unnecessarily distortive to the Adjusted EBITDA measure for the quarter.

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Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA

	Consolidated			
	Three Months Ended		Nine Months Ended	
	9/27/2025	9/28/2024	9/27/2025	9/28/2024
GAAP Consolidated Net Income	$ (11,098)	$ (11,738)	$ (256)	$ (13,383)
Interest expense	2,920	6,217	9,167	17,832
Income tax expense (benefit)	(1,226)	6,565	(43)	4,940
Depreciation and amortization expense	5,163	6,041	16,129	18,572
Equity-based compensation expense	1,439	1,772	5,341	6,414
Non-cash 401K contribution and quarter bonus accrual[1]	-	-	-	3,454
Simplification and restructuring initiatives	359	259	6,867	1,033
Legal reserve, settlements and recoveries	-	(332)	9,732	(332)
Litigation-related legal expenses	1,270	5,558	6,998	13,680
Acquisition-related expenses	1,247	-	1,247	-
Loss on settlement of debt	32,644	6,987	32,644	6,987
Non-cash reserves for customer bankruptcy	-	2,203	-	2,203
Warranty reserve	-	3,527	1,039	3,527
Adjusted EBITDA[1]	$ 32,718	$ 27,059	$ 88,865	$ 64,927
Sales	$ 211,447	$ 203,698	$ 622,061	$ 586,886
Adjusted EBITDA margin %	15.5 %	13.3 %	14.3 %	11.1 %

Reconciliation to Non-GAAP Performance Measures

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, non-cash equity-based compensation expense, goodwill, intangible and long-lived asset impairment charges, equity investment income or loss, legal reserves, settlements and recoveries, restructuring charges, gains or losses associated with the sale of businesses and grant benefits recorded related to the AMJP program), which is a non-GAAP measure. The Company's management believes Adjusted EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the performance of its core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, equity-based compensation expense, goodwill and other items as noted previously, which are not commensurate with the core activities of the reporting period in which it is included. As such, the Company uses Adjusted EBITDA as a measure of performance when evaluating its business and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

[1] Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by sales. Adjusted EBITDA and Adjusted EBITDA Margin are not measures determined in accordance with GAAP and may not be comparable with Adjusted EBITDA and Adjusted EBITDA Margin as used by other companies. Nevertheless, the Company believes that providing nonGAAP financial measures, such as Adjusted EBITDA and Adjusted EBITDA Margin, are important for investors and other readers of the Company's financial statements.

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Reconciliation of Operating Income to Adjusted Operating Income

	Consolidated			
	Three Months Ended		Nine Months Ended	
	9/27/2025	9/28/2024	9/27/2025	9/28/2024
Income from operations	$ 23,055	$ 8,374	$ 40,950	$ 17,590
Add back:				
Simplification and restructuring initiatives	359	259	6,867	1,033
Legal reserve, settlements and recoveries	-	(332)	9,732	(332)
Litigation related legal expenses	1,270	5,558	6,998	13,680
Acquisition-related expenses	1,247	-	1,247	-
Non-cash reserves for customer bankruptcy	-	2,203	-	2,203
Warranty reserve	-	3,527	1,039	3,527
Adjusted operating income	$ 25,931	$ 19,589	$ 66,833	$ 37,701
Sales	$ 211,447	$ 203,698	$ 622,061	$ 586,886
Operating margin	10.9 %	4.1 %	6.6 %	3.0 %
Adjusted operating margin	12.3 %	9.6 %	10.7 %	6.4 %

Reconciliation to Non-GAAP Performance Measures

Adjusted Operating Income is defined as income from operations as reported, adjusted for certain items. Adjusted Operating Margin is defined as Adjusted Operating Income divided by sales. Adjusted Operating Income and Adjusted Operating Margin are not measures determined in accordance with GAAP and may not be comparable with Adjusted Operating Income and Adjusted Operating Margin as used by other companies. Nevertheless, the Company believes that providing non-GAAP financial measures, such as Adjusted Operating Income and Adjusted Operating Margin, are important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current periods' income from operations to the historical periods' income from operations and operating margin, as well as facilitates a more meaningful comparison of the Company's income from operations and operating margin to that of other companies.

ASTRONICS astronics.com 33

Reconciliation of Net Income and Diluted Earnings per Share to Adjusted Net Income and Adjusted Diluted Earnings per Share

	Consolidated			
	Three Months Ended		Nine Months Ended	
	9/27/2025	9/28/2024	9/27/2025	9/28/2024
Net income (loss)	$ (11,098)	$ (11,738)	$ (256)	$ (13,383)
Add back (deduct):				
Amortization of intangibles	2,676	3,188	8,596	9,728
Simplification and restructuring initiatives	359	259	6,867	1,033
Legal reserve, settlements and recoveries	-	(332)	9,732	(332)
Litigation related legal expenses	1,270	5,558	6,998	13,680
Acquisition-related expenses	1,247	-	1,247	-
Loss on settlement of debt	32,644	6,987	32,644	6,987
Non-cash reserves for customer bankruptcy	-	2,203	-	2,203
Warranty reserve	-	3,527	1,039	3,527
Normalize tax rate[1]	(7,694)	2,511	(16,749)	(2,156)
Adjusted net income	$ 19,404	$ 12,163	$ 50,118	$ 21,287
Weighted average diluted shares outstanding (in thousands)	35,423	35,011	35,372	34,961
Diluted earnings (loss) per share	$ (0.31)	$ (0.34)	$ (0.01)	$ (0.38)
Adjusted diluted earnings per share	$ 0.49	$ 0.34	$ 1.28	$ 0.60

Reconciliation to Non-GAAP Performance Measures

Adjusted Net Income and Adjusted Diluted EPS are defined as net income and diluted EPS as reported, adjusted for certain items, including amortization of intangibles, and also adjusted for a normalized tax rate. Adjusted Net Income and Adjusted Diluted EPS are not measures determined in accordance with GAAP and may not be comparable with the measures used by other companies. Nevertheless, the Company believes that providing non-GAAP financial measures, such as Adjusted Net Income and Adjusted Diluted EPS, are important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current periods' net income and diluted EPS to the historical periods' net income and diluted EPS, as well as facilitates a more meaningful comparison of the Company's net income and diluted EPS to that of other companies. The Company believes that presenting Adjusted Diluted EPS provides a better understanding of its earnings power inclusive of adjusting for the non-cash amortization of intangible assets, reflecting the Company's strategy to grow through acquisitions as well as organically.

[1] Applies a normalized tax rate of 25% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

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ASTRONICS


For more information:

Company:
Nancy L. Hedges
Chief Financial Officer
716-805-1599
nancy.hedges@astronics.com

Investor Relations:
Deborah K. Pawlowski
Alliance Advisors IR
716-843-3908
dpawlowski@allianceadvisors.com

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